SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  June 9, 2004
                  ____________________________________________
                Date of Report (Date of earliest event reported)


                                RCN Corporation
                  ____________________________________________
             (Exact name of Registrant as specified in its charter)

        Delaware                  001-16805                22-3498533
 -----------------------   -----------------------   -----------------------
       (State of            (Commission File No.)        (IRS Employer
     Incorporation)                                   Identification Number)


                              105 Carnegie Center
                            Princeton, NJ 08540-6215
                     --------------------------------------
                        (Address of principal executive
                          offices, including zip code)



                                 (609) 734-3700
                   -----------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
            --------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

         The following information is being furnished under Item 9. "Regulation FD Disclosure."

         On May 27, 2004, RCN Corporation ("RCN" or the "Company") issued a press release announcing that its senior secured lenders (the "Lenders") and members of an ad hoc committee of holders of its Senior Notes (the "Noteholders' Committee") agreed to support a financial restructuring, and that RCN and several non-operating subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District Court of New York. The press release and subsequent Form 8-K, filed on June 1, 2004, included material non-public information which had been disclosed to the Lenders, members of the Noteholders' Committee and their advisors during negotiations leading up to the agreement to support a financial restructuring.

         In connection with negotiations with the Noteholders' Committee and Lenders, the Company prepared, to the best of management's information and belief, projected, consolidated statements of operations (the "forecast(s)" or the "projection(s)"). The Company had entered into confidentiality agreements with members of the Noteholders' Committee and their advisors which require the members of the Noteholders' Committee to maintain as confidential all information furnished to them as part of the negotiations and not to use it other than in connection with their review and consideration of a financial recapitalization, reorganization and/or restructuring. The confidentiality agreements expressly require the Company to disclose certain non-public information provided to those parties during the course of such negotiations.

         The purpose of this Form 8-K is to disclose, at the request of the members of the Noteholders' Committee and their advisors and pursuant to the terms of the confidentiality agreements, specific non-public information, in the form of projected financial information provided to the members of the Noteholders' Committee and their advisors. However, this Form 8-K, which is furnished solely with a view toward compliance with Regulation FD, will not be deemed as an admission to the materiality of any information provided herein.

         This disclosure consists of projections of future operating results of the Company and its subsidiaries provided to the members of the Noteholders' Committee as part of the Company's negotiations with its Lenders and members of the Noteholders' Committee on a financial restructuring prior to entering into a commitment letter with Deutsche Bank Securities Inc., pursuant to which the Company will receive new financing upon the consummation of its financial restructuring. The projections were initially prepared for the purpose of illustrating the financial impact of the implementation of the Company's operational restructuring as contemplated on April 2, 2004, the time the Company projections were disseminated. Since restructuring negotiations were ongoing at, and have continued since, that time, the Company's projections were, and are, subject to change. In addition, the projections have not been updated to reflect the effect of the commitment letter with Deutsche Bank Securities Inc. This will be done as part of the financial disclosure requirement and plan of reorganization that will be filed with the United States Bankruptcy Court for the Southern District Court of New York. These projections were not prepared with a view toward compliance with published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The information provided by the Company for the projections were based on a number of estimates and assumptions that, although considered reasonable by management at the time they were made, are inherently subject to significant economic and competitive uncertainties and contingencies beyond the control of the Company and management and upon assumptions with respect to all subsequent business decisions since that time and going forward which were, and are, subject to change. The projections make numerous assumptions with respect to the operations of the Company, industry performance, general business and economic conditions, and other matters, most of which are beyond the control of the Company. Management is responsible for the information used for the preparation of the projections, and management believes the information was reasonable at the time it was provided. The Company is not obligated to publicly update any projections due to new information or as the result of future events.

         Such uncertainties and contingencies that may affect these projections include, without limitation, the economic environment in general and the telecom market in particular, the uncertainties associated with a filing under Chapter 11 and related considerations of approval of a plan of reorganization, the ability of the Company to satisfy its future financing needs, the ability to achieve significant changes in operating expenses, the ability to attract and retain customers, the ability to obtain and maintain appropriate regulatory approvals, the ability to retain and attract qualified management and other personnel, the ability to maintain key vendors, the ability to maintain strategic alliances to provide services in key markets, and such other risks and uncertainties set forth under "Business -- Risk Factors" in Part I, Item 1 of the Company's Annual Report on Form 10-K and Form 10-K/A (the "Annual Report") for the year ended December 31, 2003 and such other factors as may appear in the Company's SEC filings from time to time. Accordingly, there can be no assurances that the projected results would be realized, and actual results may vary materially from those projected. If actual results are lower than those shown, or if the assumptions used in formulating the projections are not realized, Company cash flows could be materially and adversely affected.

The table below reflects 2003 estimated operating metrics and the 2004 - 2009 projected operating metrics provided to members of the Noteholders' Committee and their advisors.


RCN Corporation
(Dollars  in  Millions,  Except for Unit Metrics)

                                                                                Projections
                                          2003     ----------------------------------------------------------------------
                                        estimate     2004       2005       2006       2007        2008         2009
                                    -------------------------------------------------------------------------------------
Adjusted EBITDA                          $7.7        $31.3      $83.5      $117.7     $150.1      $174.2       $193.1
CapEx                                   (87.5)       (67.4)     (65.9)      (64.9)     (49.9)      (47.6)       (45.5)
                                    -------------------------------------------------------------------------------------
Adjusted EBITDA-CapEx                   (79.8)       (36.1)      17.6        52.8      100.2       126.6        147.6

Working Capital                         (41.4)         1.2       (4.6)       (4.2)      (4.2)       (4.0)        (3.8)
Deferred Revenue                          1.5         (5.3)      (1.9)       (0.2)       0.4         0.1          0.3
Starpower Dividend                        7.8          0.8        4.0         6.0        2.0         9.1         10.7
                                    -------------------------------------------------------------------------------------
Cash Flow Before Financing
and Restructuring                     $(111.9)     $ (39.4)    $ 15.1      $ 54.4     $ 98.4      $131.8       $154.8

Average Revenue per Unit (Monthly)
ARPU - Voice                            $48.33       $46.12     $45.18      $43.36     $41.84      $40.96       $40.20
ARPU - Video                            $47.94       $52.35     $57.17      $62.34     $66.46      $69.11       $71.71
ARPU - Data                             $37.85       $39.47     $40.05      $40.83     $41.27      $41.47       $41.88

Average Revenue per Customer (ARPC)     $88.55       $97.79    $107.97     $116.36    $122.39     $126.38      $129.93
Average Service per Customer (ASPC)       2.31         2.47       2.62        2.73       2.81        2.86         2.90

Marketable Homes                     1,213,932    1,210,881  1,179,581   1,171,581  1,169,581   1,169,581    1,169,581
Average Number of Customers            387,005      382,715    374,216     382,598    395,973     409,621      421,244
% Customer Penetration                   32.0%        31.6%      31.7%       32.7%      33.9%       35.0%        36.0%

Average Voice Connections              236,361      247,158    249,895     264,338    281,170     296,701      309,543
Average Video Connections              346,217      348,621    352,286     365,584    381,223     395,413      406,665
Average Data Connections               155,768      189,015    215,841     242,907    266,403     286,974      303,955
                                    -------------------------------------------------------------------------------------
Total Average Connections              738,346      784,794    818,022     872,829    928,796     979,088    1,020,163

Churn - Voice (Monthly)                   2.6%         2.4%       2.0%        1.9%       1.7%        1.7%         1.7%
Churn - Video (Monthly)                   2.4%         2.1%       2.0%        1.9%       1.9%        1.9%         1.9%
Churn - Data (Monthly)                    2.3%         1.9%       1.8%        1.8%       1.7%        1.7%         1.7%
                                    -------------------------------------------------------------------------------------
Total monthly Customer Churn              2.4%         2.2%       1.9%        1.9%       1.8%        1.8%         1.8%


The table below reflects 2003 estimated and 2004-2009 projected operating results provided to members of the Noteholders' Committee and their advisors.

    RCN Corporation
    (Dollars in Millions, Except for Unit Metrics)
                                                                        Projections
                                          2003     ------------------------------------------------------
                                        estimate    2004     2005     2006     2007     2008     2009
                                       ------------------------------------------------------------------
    Voice                               $146.3    $142.8   $140.9  $ 142.6   $146.1   $150.8   $154.4
    Video                                201.8     221.6    244.6    276.8    307.8    332.2    354.6
    Data                                  95.1     110.2    120.1    133.7    146.4    157.7    168.1
    Reciprocal Compensation               35.8       4.6      1.4      0.5      -        -        -
    Other                                  5.9      14.1     20.2     26.7     33.0     37.7     41.6
                                       ------------------------------------------------------------------
    Total Revenue                        484.9     493.3    527.2    580.3    633.3    678.4    718.7

    Voice                                 38.5      36.6     34.3     33.8     33.4     33.5     34.2
    Video                                113.1     126.2    140.7    158.5    177.4    195.3    212.4
    Data                                  12.0      13.8     14.0     14.9     15.7     16.9     18.2
    Other                                  1.6       2.8      2.3      2.9      3.5      4.1      4.8
                                       ------------------------------------------------------------------
    Total Direct Costs                   165.2     179.4    191.3    210.1    230.0    249.8    269.6

    Gross Profit                         319.6     313.9    335.9    370.2    403.3    428.6    449.1
      % Gross Margin                     65.9%     63.6%    63.7%    63.8%    63.7%    63.2%    62.5%

    SG&A                                 311.9     282.7    252.5    252.6    253.4    254.5    256.1
                                       ------------------------------------------------------------------

(1) Adjusted EBITDA                        7.7      31.2     83.4    117.6    149.9    174.1    193.0

    Depreciation and Amortization        197.3     126.3    123.4    111.5    118.7    117.4    112.4
    Non-cash stock-based compensation      4.7       -        -        -        -        -        -
    Impairments and other charges, net   167.2       -        -        -        -        -        -
                                       ------------------------------------------------------------------

(2) Adjusted EBIT                       (361.4)    (95.1)   (40.0)     6.1     31.2     56.7     80.6

    Interest (Income)                     (6.3)     (0.7)     0.6      0.7      -       (1.3)    (3.3)
    Interest Expense                     180.2      38.8     38.8     38.8     38.8     35.6     35.6
                                       ------------------------------------------------------------------
    Total Net Interest                   173.9      38.1     39.4     39.5     38.8     34.3     32.3

(3) Adjusted EBT                        (535.3)   (133.2)   (79.4)   (33.4)    (7.6)    22.4     48.3

    Restructuring Advisory Fees            5.3      27.2      -        -        -        -        -
    Other income, net                     (8.2)      -        -        -        -        -        -
    Gain on early extinguishment of debt (45.5)      -        -        -        -        -        -
                                       ------------------------------------------------------------------

    Pre-tax Income                      (486.9)   (160.4)   (79.4)   (33.4)    (7.6)    22.4     48.3
    Provision for Taxes                    1.3       -        -        -        -        -        -
                                       ------------------------------------------------------------------
    Income before Equity Income         (488.2)   (160.4)   (79.4)   (33.4)    (7.6)    22.4     48.3
                                       ------------------------------------------------------------------

(4) Equity Income in 20-50% Companies     23.5      (8.5)   (10.5)   (11.3)    (6.1)   (12.3)   (13.1)
    Impairment of 20-50% Companies        35.0       -        -        -        -        -        -
    Income from discontinued operations (174.0)      -        -        -        -        -        -
                                       ------------------------------------------------------------------
    Net Income                         $(325.7)  $(168.9)  $(89.9)  $(44.7)  $(13.7)   $10.1    $35.2
                                       ==================================================================

    Capital Expenditures
    Category 1                           $29.9     $31.7    $23.4    $23.5    $19.3    $18.7    $18.6
    Category 2                            49.4      29.7     36.6     35.5     25.4     23.6     21.6
    Category 3                             8.2       6.0      5.9      5.9      5.3      5.3      5.3
                                       ------------------------------------------------------------------
    Total CapEx                           87.5      67.4     65.9     64.9     50.0     47.6     45.5

(5) Adjusted EBITDA - CapEx             $(79.8)   $(36.2)   $17.5    $52.7    $99.9   $126.5   $147.5


(1.)     Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") - Non GAAP
         measure calculated as net income (loss) before interest, tax, depreciation and amortization, and other income/expense and equity income that management uses as a measure of performance. Adjusted EBITDA is a meaningful indicator of profitability for capital-intensive businesses, and is a key valuation metric in the investment community. Other companies may calculate and define Adjusted EBITDA differently than RCN.

(2.)     Adjusted Earnings Before Interest and Taxes ("Adjusted EBIT") - Non-GAAP measure calculated as net income
         (loss) before interest, taxes, and other income/expense and equity income. Other companies may calculate and define Adjusted EBIT differently than RCN.

(3.)     Adjusted Earnings Before Taxes ("Adjusted EBT") - Non-GAAP measure calculated as net income (loss) before taxes, and other income/expense and equity income. Other companies may calculate and define Adjusted EBT differently than RCN.

(4.)     The projections do not assume equity income from the Company's 48.93% investment in Megacable.

(5.)     Adjusted EBITDA less Capital Expenditures ("CapEx") - Non-GAAP measure calculated as Adjusted EBITDA less cash spent for CapEx. Other companies may calculate and define Adjusted EBITDA less CapEx differently than
         RCN.


         The projections include both financial measures generated using generally accepted accounting principles ("GAAP") and non-GAAP measures. THE PROJECTIONS ARE BASED UPON A NUMBER OF SIGNIFICANT ASSUMPTIONS DESCRIBED BELOW. ACTUAL OPERATING RESULTS AND VALUES MAY VARY SIGNIFICANTLY FROM THOSE PROJECTED. The assumptions, financial measures and other operating metrics used reflect industry conventions and standard measures of liquidity, profitability and performance commonly used by the investment community for comparability purposes and include the following:

i.       Fiscal Years. RCN's fiscal years end on December 31 of each year.

ii. Plan Terms and Consummation. The projections assume a Consummation Date of September 30, 2004. If consummation of the Plan does not occur on or around September 30, 2004, there is no assurance that, among other things, the trade creditors or customers will support RCN as projected. A material reduction in trade credit and terms would materially impact RCN's ability to achieve the projected results. Further, if the Effective Date does not occur by September 30, 2004, additional bankruptcy expenses will be incurred until such time as a plan of reorganization is confirmed and consummated. These expenses could significantly impact RCN's results of operations and cash flows.

iii. Business Overview. From inception, the Company has both built an advanced fiber-optic broadband network and acquired systems that have been integrated into its network. In terms of network capabilities and market penetration, the Company's markets are in various stages of development and operating results vary widely by market. As a result of various initiatives underway, including market consolidations, cost reductions, system upgrades and specific marketing strategies, future market performance will not necessarily be comparable to historical performance. The Company continues to look at all operational efficiencies and other alternatives related to each market.

iv. Assumptions Preceding the Effective Date. As a basis for the Projections, management has estimated the operating results for the period of time leading up to the Effective Date. Specifically, it has been assumed that during the Chapter 11 case, trade vendors will continue to provide the Debtor with goods and services on relatively customary terms and credit.

v. Average Number of Customers. Average Number of Customers is a measure of the average number of residential customers in a given period.

vi. Average Revenue Per Unit ("ARPU"). Average Revenue Per Unit is a measure of the average monthly revenue earned per connection. It is calculated by dividing the total residential revenue for all services (i.e. local and long-distance voice, video and cable modem) by the average number of connections during the period.

         Video ARPU is projected to increase from higher take rates on additional services (such as digital tier, premium channels, Video-on-Demand, HDTV and Personal Video Recording) and from price increases. Voice ARPU is projected to decline due to competing technologies such as wireless and voice over internet protocol. Data ARPU is projected to increase as a result of the sale of new content-based services.

vii. Average Revenue Per Customer ("ARPC"). Average Revenue per Customer is a measure of the average monthly revenue earned per residential customer. It is calculated by dividing the total residential revenue for all services (i.e. local and long-distance voice, video and cable modem) by the average number of residential customers for that service during the period. For purposes of this calculation, revenue excludes reciprocal compensation.

viii. Average Services Per Customer ("ASPC"). Average Services per Customer is a measure of the average number of services used by residential customers during a particular period where a service is defined as a local voice, long-distance voice, video or cable modem connection. It is calculated by dividing the total average local voice, long-distance voice, video and cable modem connections for a period by the average number of customers during the period.

ix. Capital Expenditures. Category 1 capital expenditures (on the network up to the point of the customer's premises) are projected to decrease as there is no further planned network build-out or rebuild after 2004. Category 2 capital expenditures (related to customer premise equipment ("CPE") including labor and material associated with installing new customers) are projected to increase in 2005 (with the continued rollout of high-end customer premise equipment such as HDTV and Personal Video Recorders) and decrease in the later years after the FCC mandated implementation of an all digital open-video platform (that will enable the Company to purchase cheaper video equipment). Category 3 capital expenditures (non-network related capital) are projected to remain relatively constant.

x. Customer Churn. Churn is a measure of the rate at which customers (subscribers) are disconnecting from a particular service on a voluntary or involuntary basis. It is calculated by dividing the number of subscribers that disconnect that service during a month by the total number of subscribers for that service at the beginning of the month. Only subscribers that drop all of their RCN services are included in the calculation.

xi. Deferred Revenue. Deferred revenue reflects the timing difference between the invoiced amounts on certain contracts and the recording of revenues on a GAAP basis. The Company generally receives cash in advance under contracts related to commercial sales of dark-fiber.

xii. Direct Costs. Direct costs are comprised of programming and franchise fees associated with video revenues, franchise fees, costs of operating the Company's network, as well as related telecommunication costs.

         Video direct costs were forecasted using actual network programming fees with adjustments for anticipated annual increases. Voice direct costs were forecasted to decline based on access pricing trends and the optimization of the fixed network components. Data direct costs are projected to rise over time due to the introduction of content-based services which require payments to the content providers.

xiii. Equity Income. The projections do not assume equity income from the Company's 48.93% investment in Megacable.

xiv. Income Taxes. During all periods presented, the projections assume the use of the Company's net operating loss carryforwards.

xv. Interest Expense. Interest expense reflects interest accrued on existing secured credit facilities during the periods presented. Additionally, the projections assume the unsecured senior notes were converted into equity during all periods presented. The projections do not reflect interest expense (and other payments) under the Deutsche Bank Securities Inc. commitment.

xvi. Interest Income. Interest income reflects current and estimated market rates on cash and cash equivalents and presumes interest rates do not change materially.

xvii. Marketable Homes. Marketable Homes are homes located on RCN's network with active plant built past them where only the installation of drops and customer premise equipment is required to provide voice, video or cable modem service to the customer. In certain markets the voice service is provided through collocation with the incumbent service provider and the leasing of the incumbent's local loop.

xviii. Selling, General & Administrative Costs. Selling, general and administrative costs are comprised of salaries and related employee costs, facilities costs, sales and marketing costs and costs associated with customer care. Selling, general and administrative costs, as a percentage of revenue, are expected to continue to decrease as a result of various cost savings initiatives.

            o  Optimizing customer acquisition process
            o  Increasing efficiency of field service delivery process
            o  Consolidation of markets
            o  Consolidation technical support roles
            o  Real estate rationalization
            o  Customer empowerment through web-based solutions
            o  Centralization of certain services performed by each market

xix. Real Estate Leases. The projections assume significant savings in real estate expenses. The annual expense reduction opportunity is derived from the renegotiation or termination of underutilized real estate. The Company's 2003 Annual Report and Form 10-Q for the quarterly period ended March 31, 2004, contain disclosures concerning accrued exit costs associated with real estate leases.

xx. Franchise Agreement Exposure. The Company expects that it will not be able to meet all of the construction and system build-out requirements contained in 34 out of 138 cable franchise agreements it has entered into with certain local governments. The Company is attempting to negotiate with franchising authorities to extend, modify, terminate or postpone the terms of the applicable franchise to avoid any breaches and related penalties. As a result, the projections do not reflect any costs, expenses or reserves associated with these requirements. The Company's 2003 Annual Report and Form 10-Q for the quarterly period ended March 31, 2004, contain disclosures concerning these issues, including accrued exit costs associated with franchise agreements.

xxi. Starpower Dividend. Starpower dividend projections assume that the Starpower Members Committee will elect to distribute all available cash over and above a certain minimum balance.

xxii. Working Capital. Components of working capital are projected primarily on the basis of historic patterns applied to projected levels of operation. It has been assumed that the Debtor receives normal levels of vendor trade terms in the post-Effective Date period.

Use of Non-GAAP Financial Measures

         The projections above contain non-GAAP financial measures. Generally, a non-GAAP measure is a numerical measure of a company's historical or future financial performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States ("GAAP").
Shown below is the 2003 actual and 2004-2009 projected income statement information presented in GAAP format as well as capital expenditure information.


RCN Corporation
(Dollars in Millions, Except for Unit Metrics)
                                                                      Projections
                                          2003   --------------------------------------------------------
                                         Actual    2004     2005     2006     2007     2008    2009
                                       ------------------------------------------------------------------

Voice                                   $146.3    $142.8   $140.9   $142.6   $146.1   $150.8   $154.4
Video                                    201.8     221.6    244.6    276.8    307.8    332.2   354.6
Data                                      95.1     110.2    120.1    133.7    146.4    157.7   168.1
Reciprocal Compensation                   35.8       4.6      1.4      0.5      -        -       -
Other                                      5.9      14.1     20.2     26.7     33.0     37.7    41.6
                                       ------------------------------------------------------------------
Total Revenue                            484.9     493.3    527.2    580.3    633.3    678.4   718.7

Voice                                     38.5      36.6     34.3     33.8     33.4     33.5    34.2
Video                                    113.1     126.2    140.7    158.5    177.4    195.3   212.4
Data                                      12.0      13.8     14.0     14.9     15.7     16.9    18.2
Other                                      1.6       2.8      2.3      2.9      3.5      4.1     4.8
                                       ------------------------------------------------------------------
Total Direct Costs                       165.2     179.4    191.3    210.1    230.0    249.8   269.6

Gross Profit                             319.6     313.9    335.9    370.2    403.3    428.6   449.1
   % Gross Margin                        65.9%     63.6%    63.7%    63.8%    63.7%    63.2%   62.5%

SG&A                                     311.9     282.7    252.5    252.6    253.4    254.5   256.1
Restructuring Advisory Fees                5.3      27.2      -        -        -        -       -
Non-cash stock-based compensation          4.7       -        -        -        -        -       -
Impairments and other charges, net       167.2       -        -        -        -        -       -
Depreciation and Amortization            197.3     126.3    123.4    111.5    118.7    117.4   112.4
                                       ------------------------------------------------------------------

Operating Loss                          (366.7)   (122.3)   (40.0)     6.1     31.2     56.7    80.6

Interest (Income)                         (6.3)     (0.7)     0.6      0.7      -       (1.3)   (3.3)
Interest Expense                         180.2      38.8     38.8     38.8     38.8     35.6    35.6
Gain on early extinguishment of debt     (45.5)      -        -        -        -        -       -
Other income, net                         (8.2)      -        -        -        -        -       -
                                       ------------------------------------------------------------------

(Loss) Income from Continuing
Operations Before Income Taxes          (486.9)   (160.4)   (79.4)   (33.4)   (7.6)     22.4    48.3

Provision for Taxes                        1.3       -        -        -       -         -       -
                                       ------------------------------------------------------------------

(Loss) Income from Continuing
Operations Before Equity in
Unconsolidated Entities                 (488.2)   (160.4)   (79.4)   (33.4)   (7.6)     22.4    48.3

Equity Income in 20-50% Companies         23.5      (8.5)   (10.5)   (11.3)   (6.1)    (12.3)  (13.1)
Impairment of 20-50% Companies            35.0       -        -        -       -         -       -
                                       ------------------------------------------------------------------

Net (Loss) Income from Continuing
   Operations                           (499.7)   (168.9)   (89.9)   (44.7)  (13.7)     10.1    35.2

Income from Discontinued Operations     (174.0)      -        -        -       -         -       -
                                       ------------------------------------------------------------------

Net (Loss) Income                      $(325.7)  $(168.9)  $(89.9)  $(44.7) $(13.7)    $10.1   $35.2
                                       ==================================================================

Capital Expenditures
Category 1                               $29.9     $31.7    $23.4    $23.5   $19.3     $18.7   $18.6
Category 2                                49.4      29.7     36.6     35.5    25.4      23.6    21.6
Category 3                                 8.2       6.0      5.9      5.9     5.3       5.3     5.3
                                       ------------------------------------------------------------------
Total CapEx                               87.5      67.4     65.9     64.9    50.0      47.6    45.5



Pursuant to the requirements of Regulation G, the following table contains reconciliations of the non-GAAP financial measures contained in the projections to the most comparable financial measure calculated and presented in accordance with GAAP.

                                                                      Projections
                                              -------------------------------------------------------------
                                      2003       2004       2005      2006      2007      2008     2009
                                   ------------------------------------------------------------------------
Adjusted EBITDA per projections       $7.7      $31.2      $83.4      $117.6    $149.9    $174.1   $193.0

Restructuring Advisory Fees            5.3       27.2        -           -         -         -        -
Depreciation and Amortization        197.3      126.3      123.4       111.5     118.7     117.4    112.4

Non-cash stock-based compensation      4.7        -          -           -        -          -        -

Impairments and other charges, net   167.2        -          -           -        -          -        -
                                   ------------------------------------------------------------------------
Operating Loss                     $(366.7)   $(122.3)    $(40.0)       $6.1     $31.2     $56.7    $80.6
                                   ========================================================================


                                                                      Projections
                                              -------------------------------------------------------------
                                      2003       2004       2005      2006      2007      2008     2009
                                   ------------------------------------------------------------------------
Adjusted EBIT per projections      $(361.4)    $(95.1)    $(40.0)       $6.1     $31.2     $56.7    $80.6

Restructuring Advisory Fees            5.3       27.2        -           -         -         -        -
                                   ------------------------------------------------------------------------
Operating Loss                      (366.7)    (122.3)     (40.0)        6.1      31.2      56.7     80.6
                                   ========================================================================


                                                                      Projections
                                              -------------------------------------------------------------
                                      2003       2004       2005      2006      2007      2008     2009
                                   ------------------------------------------------------------------------
Adjusted EBT per projections       $(535.3)   $(133.2)    $(79.4)     $(33.4)    $(7.6)    $22.4    $48.3

Restructuring Advisory Fees            5.3       27.2        -           -         -         -        -

Other income, net                     (8.2)       -          -           -         -         -        -
Gain on early extinguishment
of debt                              (45.5)       -          -           -         -         -        -
                                   ------------------------------------------------------------------------
(Loss) Income from Continuing
Operations Before Income Taxes     $(486.9)   $(160.4)    $(79.4)     $(33.4)    $(7.6)    $22.4    $48.3
                                   ========================================================================


         The 2004-2009 projections included non-GAAP financial measures as defined in SEC Regulation G. EBITDA, EBIT and EBT ("non-GAAP financial measures") are commonly used as key valuation metrics in the investment community and may be considered a meaningful indicator of profitability for capital-intensive businesses. Other companies may calculate and define these non-GAAP measures differently. These non-GAAP financial measures are not a measure of financial performance or liquidity under GAAP and accordingly should not be considered as substitutes for net income, income from operations, net cash provided by operating activities, total indebtedness or any other operating, liquidity, indebtedness or capitalization measure prepared in accordance with GAAP. Items excluded from these non-GAAP financial measures are significant components in understanding and assessing the Company's financial performance. However, because these non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP, investors should note that they are not necessarily comparable to similar measures presented by other companies.

           The information contained in this Current Report on Form 8-K is summary information that is intended to be considered in the context of RCN's SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company does not, as a matter of course, disclose long-range external forecasts or projections of anticipated financial position or results of operations. Except as otherwise required by a Disclosure Statement to be sent to creditors and security holders entitled to vote on the plan of reorganization after such Disclosure Statement is approved by the bankruptcy court, RCN disclaims any obligation to furnish, update or publish any long-range external forecasts or projections of anticipated financial position or results of operations. RCN further disclaims any obligation to publicly update or revise any information contained in this Current Report on Form 8-K, although it may do so from time to time as the Company believes warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

     Cautionary Statement About Forward-Looking Statements

                  Some of the statements made by RCN in this Form 8-K are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. RCN believes that the primary factors include, but are not limited to, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, the Company's ability to meet the requirements in its franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to overcome significant operating losses, ability to reduce overhead costs, ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which RCN operates and ability to produce sufficient cash flow. Additional information concerning these and other important factors can be found in RCN's filings with the Securities and Exchange Commission. Statements in these filings should be evaluated in light of these important factors.

         These and other risk factors are set forth in more detail in the Company's Annual Report on Form 10-K and 10-K/A for 2003 which is filed with the Securities and Exchange Commission.

         The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be filed for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RCN Corporation


                                           By:      /s/ Deborah M. Royster
                                                   ----------------------------
                                           Name:    Deborah M. Royster
                                           Title:   Senior  Vice  President,
                                                    General  Counsel  and
                                                    Corporate Secretary

Date:  June 9, 2004